UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2007

Date of reporting period: December 31, 2006

Michael W. Stockton
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005

Item 1 - Semi-Annual Report for the Period Ended December 31, 2006

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

JPMorgan Funds
Value
Opportunities
Fund

CONTENTS
President’s Letter ................................................................................................................	1
Investment Adviser’s Report ..........................................................................................	3
Schedule of Portfolio Investments.........................................................................................	5
Financial Statements................................................................................................................	7
Financial Highlights..................................................................................................................	12
Notes to Financial Statements................................................................................................	14
Directors.....................................................................................................................................	18
Other Officers............................................................................................................................	19
Schedule of Shareholder Expenses........................................................................................	20

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read the prospectus carefully before investing.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
FEBRUARY 2, 2007 (Unaudited)

Dear Fellow Shareholders:

The JPMorgan Value Opportunities Fund’s investment results for the six months ended December 31, 2006 were strong. The Fund’s Class A shares were up 14.6% for the period, with all distributions reinvested. During the period, the Fund paid income dividends of $0.25042 per share (Class A shares), short-term capital gains of $0.37822 per share (all share classes) and long-term capital gains of $0.10246 per share (all share classes). For calendar year 2006, the Fund’s Class A shares were up 19.9%.

The second half of 2006 was an especially positive period for the U.S. stock market and the Fund. For the six months ending December 31, 2006, the Standard & Poor’s 500 Composite Index gained 12.74% and the Dow Jones Industrial Average rose 13.1% (both are unmanaged indexes). The Dow closed at record levels 22 times during the fourth quarter of 2006. The Fund’s 14.6% increase outperformed both market indexes, and performed slightly behind its benchmark, the unman-aged Russell 1000 Value Index, which was up 14.7% for the same period.

The market’s unexpectedly strong performance was broad based. Small-, mid- and large-capitalization stocks did well, as did nearly all industry sectors. Telecommunications, media, financial services, and oil and natural gas were market leaders in the period.

The Fund gained 5.9% in the third quarter and 8.2% in the fourth quarter of 2006. As with the market generally, the Fund’s holdings in most sectors performed well. Consumer cyclicals, real estate investment trusts, health care and utilities were particularly positive sectors for the Fund. Freddie Mac, Bank of New York and Pfizer were the top contributors to the Fund’s overall performance. Sprint Nextel, Corning and Genworth Financial, on the other hand, hurt overall performance. (Please see the Investment Adviser’s Report on page 3 for a more detailed discussion of the Fund’s investment results.)

Economic conditions in the second half of 2006 were quite beneficial to the stock market. As the economy slowed and inflationary fears receded, the Federal Reserve halted in August its program of gradual increases in the federal funds rate and has held the rate at 5.25% since then. Oil prices fell through the end of the year; corporate profits remained high; unemployment continued to be low; and merger and acquisition activity was high. Early estimates indicate that gross domestic product (GDP) increased at an annualized rate of 3.5% during the fourth quarter of 2006. Many economists foresee a continuation of good economic conditions for 2007, although some predict that GDP growth will be under 3% for the first half of 2007. A few who predict a further economic slow down note that long-term interest rates have remained low, in fact lower than short-term rates, and this relatively unusual circumstance has often been a signal of a coming recession. However, most economists believe a recession is quite unlikely absent new inflationary pressures or further slow downs in the housing sector or consumer spending. All in all, we believe that current economic and market conditions are quite supportive of the JPMorgan Value Opportunities Fund’s investment focus on undervalued large capitalization stocks.

At the end of 2006, the Fund completed its fifth year under the management of J.P. Morgan Investment Management, Inc. We congratulate our portfolio managers Brad Frishberg and Alan Gutmann. The results for the five years (Class A at net asset value) placed the Fund in the top 4% (10th out of 312) of all funds in the Lipper Large-Cap Value Equity Fund category. For the one year ended December 31, 2006, the Fund ranked 132 out of 501 funds.

We welcome our newest shareholders. If you have any questions or comments about your Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely yours,

Jeffrey L. Steele

President

Cumulative total returns for the periods ending December 31, 2006(a)
	Six Months	1 Year	3 Years	Since Inception 12/31/2001(b)
JPMorgan Value Opportunities Fund Class A	14.6%	19.9%	45.6%	68.9%
Russell 1000 Value Index(c)	14.7	22.2	52.4	67.4
Standard & Poor’s 500 Composite Index(d)	12.7	15.8	34.7	35.0

(a) Results shown are at net asset value with dividends and capital gain distributions reinvested.

(b) Date Fund began operations as JPMorgan Value Opportunities Fund.

(c) The Russell 1000 Value Index measures the performance of large cap value stocks. An individual cannot invest directly in an index.

(d) The S&P 500 Composite Index is an unmanaged broad-based index that is used as representation of the U.S. stock market. It includes 500 widely held common stocks. An individual cannot invest directly in an index.

Please note that current performance may be higher or lower than the performance data shown. The Fund is currently waiving certain fees. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

INVESTMENT ADVISER’S REPORT
AS OF DECEMBER 31, 2006 (Unaudited)
FUND FACTS
Fund Inception...................	December 31, 2001
Fund Year End....................	June 30
Net Assets as of 12/31/06
(in thousands)...................	$942,427
Primary Benchmark...........	Russell 1000 Value Index

Q:HOW DID THE FUND PERFORM?

A:The Value Opportunities Fund, which seeks to provide long- term capital appreciation, had a total return of +14.6% (Class A shares) for the six months ended December 31, 2006; slightly underperforming the +14.7% return of the Russell 1000 Value Index, the Fund’s benchmark, for the same period.

Q:WHY DID THE FUND PERFORM THIS WAY?

A:
The Fund’s position in Corning Inc., the dominant manufacturer of LCD glass for computer monitors and flat panel TVs, was among the top detractors. Despite the company’s reporting of solid third-quarter results, shares fell on growing investor concerns with accumulating inventories after four of Taiwan’s top LCD panel makers reported declining shipment volumes, suggesting slowing future demand.

The Sprint Nextel Corp. holding continued to have a negative impact on Fund results. The share price fell after the company posted an unexpected second quarter profit decline and lowered earnings expectations. These negative developments were the result of a combination of weaker-than-expected postpaid business and unrelenting competition among wireless providers. Sprint also faces short-term challenges integrating its merger with Nextel.

Lastly, life insurance provider Genworth Financial Inc. was a negative contributor to Fund results. Company shares fell after it posted lackluster third-quarter earnings due to weak long-term care results, higher delinquencies in mortgage insurance and the negative impact from credit spread sensitive products.

For the second half of 2006, our position in Freddie Mac was a top contributor to Fund results. After suffering in the first half of the year with delayed financial reporting, Freddie Mac surprised analysts in August with far better-than-expected first quarter results.

Another major contributor to Fund results was Bank of New York. The company announced its acquisition of Mellon Financial, which upon completion will make the combined entity the world’s largest securities servicing firm and one of the largest asset managers.

Pfizer was also a top contributor to the Fund. Company shares rose on the news that Jeffrey Kindler was taking over as CEO. Further management changes announced during the period were also positively received by the market.

Q:HOW WAS THE FUND MANAGED?

A:The Fund’s portfolio management team focuses on stock selection as its primary driver in seeking to provide a total return that is superior to the Russell 1000 Value Index, our benchmark. Sector bets are relatively constrained however; within broad sectors we have established positions in companies that reflect broader themes. One of the larger overweights relative to the benchmark is in autos and transportation, where we maintain a constructive view on railroads. Railroad companies have benefited from both domestic and global expansion and the resulting flow of goods. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital.

The Fund continues to have a slightly higher expected earnings growth rate than the Russell 1000 Value Index and a lower price to earnings ratio. The average market capitalization is larger than the index, reflecting, in your investment adviser’s opinion, very attractive valuations of the largest companies.

PORTFOLIO COMPOSITION*
Financials...................................................................................................	32.3%
Energy.........................................................................................................	13.3
Industrials..................................................................................................	9.0
Health Care.................................................................................................	8.2
Consumer Staples.....................................................................................	6.6
Telecommunication Services...................................................................	6.1
Utilities........................................................................................................	6.1
Consumer Discretionary...........................................................................	5.9
Information Technology...........................................................................	5.3
Materials.....................................................................................................	4.0
Short-Term Investments...........................................................................	2.9

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Citigroup, Inc.	5.8%
2.	Exxon Mobil Corp.	5.5
3.	Bank of America Corp.	4.2
4.	General Electric Co.	3.4
5.	Verizon Communications, Inc.	3.3
6.	Procter & Gamble Co.	3.1
7.	Freddie Mac	2.3
8.	Altria Group, Inc.	2.2
9.	ConocoPhillips	2.0
10.	Norfolk Southern Corp.	1.9

* Percentages indicated are based upon net assets as of December 31, 2006. The portfolio’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR*
CLASS A SHARES	12/31/01
Without Sales Charge		19.90%	11.05%
With 5.25% Sales Charge		13.61	9.85
CLASS B SHARES	12/31/01
Without CDSC		19.33	10.27
With CDSC**		14.33	10.00
CLASS C SHARES	02/19/05
Without CDSC		19.35	10.28
With CDSC***		18.35	10.28
INSTITUTIONAL CLASS SHARES	12/31/04	20.46	11.25

*Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
**Assumes 5% CDSC (contingent deferred sales charge) for the one-year period and 3% CDSC for the five-year period.
***Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006 (Unaudited)
(Amounts in thousands)
SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.8%
	Common Stocks — 96.8%

	Aerospace & Defense — 1.9%
162	Honeywell International, Inc.	7,315
69	L-3 Communications Holdings, Inc.	5,643
155	Spirit Aerosystems Holdings, Inc., Class A (a)	5,171
		18,129
	Capital Markets — 3.6%
229	Bank of New York Co., Inc. (The)	9,028
151	Morgan Stanley	12,328
794	TD AMERITRADE Holding Corp.	12,845
		34,201
	Chemicals — 1.8%
124	Dow Chemical Co. (The)	4,937
118	Praxair, Inc.	6,977
89	Rohm & Haas Co.	4,529
		16,443
	Commercial Banks — 6.1%
127	Fifth Third Bancorp	5,186
121	Marshall & Ilsley Corp.	5,797
88	SunTrust Banks, Inc.	7,415
226	U.S. Bancorp	8,164
304	Wachovia Corp.	17,301
386	Wells Fargo & Co.	13,733
		57,596
	Communications Equipment — 1.5%
582	Corning, Inc. (a)	10,882
167	Motorola, Inc.	3,431
		14,313
	Containers & Packaging — 0.5%
114	Ball Corp.	4,983

	Diversified Financial Services — 10.4%
734	Bank of America Corp.	39,179
61	CIT Group, Inc.	3,391
989	Citigroup, Inc.	55,076
		97,646
	Diversified Telecommunication Services — 4.6%
343	AT&T, Inc.	12,248
846	Verizon Communications, Inc.	31,490
		43,738
	Electric Utilities — 2.4%
248	Edison International	11,288
178	Northeast Utilities	5,004
397	Sierra Pacific Resources (a)	6,683
		22,975
	Electronic Equipment & Instruments — 0.6%
212	Avnet, Inc. (a)	5,417

	Energy Equipment & Services — 0.4%
96	Weatherford International Ltd. (a)	4,004

	Food & Staples Retailing — 0.6%
156	SUPERVALU, Inc.	5,559

	Health Care Providers & Services — 2.2%
141	Aetna, Inc.	6,076
86	Caremark Rx, Inc.	4,923
129	WellPoint, Inc. (a)	10,127
		21,126
	Household Durables — 0.7%
199	Toll Brothers, Inc. (a)	6,427

	Household Products — 3.1%
458	Procter & Gamble Co.	29,461

	Independent Power Producers & Energy Traders — 0.0% (b)
1	Dynegy, Inc., Class A (a)	4

	Industrial Conglomerates — 3.9%
868	General Electric Co.	32,283
149	Tyco International Ltd. (Bermuda)	4,539
		36,822
	Insurance — 7.2%
79	AMBAC Financial Group, Inc.	7,035
59	American International Group, Inc.	4,206
87	Assurant, Inc.	4,779
104	Endurance Specialty Holdings Ltd. (Bermuda)	3,804
474	Genworth Financial, Inc.	16,216
104	Hartford Financial Services Group, Inc.	9,704
96	MBIA, Inc.	7,028
141	MetLife, Inc.	8,309
113	RenaissanceRe Holdings Ltd. (Bermuda)	6,780
		67,861
	Internet Software & Services — 0.4%
162	Yahoo!, Inc. (a)	4,130

	IT Services — 1.4%
151	Affiliated Computer Services, Inc., Class A (a)	7,370
177	Sabre Holdings Corp., Class A	5,648
		13,018
	Machinery — 0.9%
116	Joy Global, Inc.	5,627
48	Kennametal, Inc.	2,848
		8,475

Long-Term Investments — continued
	Common Stocks — continued

	Media — 3.1%
183	CBS Corp., Class B	5,700
129	Gannett Co., Inc.	7,781
372	News Corp., Class A	7,986
119	R.H. Donnelley Corp.	7,458
		28,925
	Metals & Mining — 1.1%
205	Alcan, Inc. (Canada)	9,992

	Multi-Utilities — 3.7%
128	Consolidated Edison, Inc.	6,139
124	Dominion Resources, Inc.	10,363
162	DTE Energy Co.	7,857
115	SCANA Corp.	4,688
259	Xcel Energy, Inc.	5,961
		35,008
	Multiline Retail — 0.7%
418	Dollar General Corp.	6,716

	Office Electronics — 0.9%
514	Xerox Corp. (a)	8,712

	Oil, Gas & Consumable Fuels — 12.9%
134	Apache Corp.	8,939
225	Chevron Corp.	16,552
258	ConocoPhillips	18,534
110	Devon Energy Corp.	7,392
677	Exxon Mobil Corp.	51,856
288	Occidental Petroleum Corp.	14,083
96	Peabody Energy Corp.	3,871
		121,227
	Paper & Forest Products — 0.6%
79	Weyerhaeuser Co.	5,567

	Personal Products — 0.6%
177	Avon Products, Inc.	5,836

	Pharmaceuticals — 6.0%
145	Abbott Laboratories	7,073
265	Merck & Co., Inc.	11,567
584	Pfizer, Inc	15,126
255	Schering-Plough Corp.	6,038
60	Sepracor, Inc. (a)	3,707
252	Wyeth	12,847
		56,358
	Real Estate Investment Trusts (REITs) — 1.5%
152	Global Signal, Inc.	8,022
112	Mack-Cali Realty Corp.	5,722
		13,744
	Road & Rail — 2.3%
60	Burlington Northern Santa Fe Corp.	4,429
350	Norfolk Southern Corp.	17,612
		22,041
	Software — 0.5%
205	Symantec Corp. (a)	4,274

	Specialty Retail — 1.4%
496	Staples, Inc.	13,241

	Thrifts & Mortgage Finance — 3.5%
322	Freddie Mac	21,891
120	MGIC Investment Corp.	7,473
81	Washington Mutual, Inc.	3,676
		33,040
	Tobacco — 2.3%
246	Altria Group, Inc.	21,129

	Wireless Telecommunication Services — 1.5%
739	Sprint Nextel Corp.	13,950

	Total Common Stocks
	(Cost $788,290)	912,088

Short-Term Investment — 2.9%
	Investment Company — 2.9%

27,252	JPMorgan Prime Money Market Fund (c)(d)
	(Cost $27,252)	27,252
	Total Investments — 99.7%
	(Cost $815,542)	939,340
	Other Assets in Excess of Liabilities — 0.3%	3,087

	NET ASSETS— 100.00%	942,427

Percentages indicated are based on net assets.
Abbreviations:
(a) Non-income producing security.
(b) Amount rounds to less than 0.1%.
(c) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.
(d) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited)
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$912,088
Investments in affiliates, at value	27,252
Total investment securities, at value	939,340
Cash	128
Receivables:
Fund shares sold	2,341
Interest and dividends	1,341
Prepaid expenses and other assets	17
Total Assets	943,167

LIABILITIES:
Payables:
Fund shares redeemed	173
Accrued liabilities:
Investment advisory fees	396
Business management fees	63
Shareholder servicing fees	17
Distribution fees	91
Total Liabilities	740
Net Assets	$942,427

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$801,528
Accumulated undistributed (distributions in excess of) net investment income	66
Accumulated net realized gains (losses)	17,035
Net unrealized appreciation (depreciation)	123,798
Total Net Assets	$942,427

Net Assets:
Class A	$ 87,461
Class B	11,297
Class C	9,546
Institutional Class	834,123
Total	$942,427

Outstanding shares (total authorized capital stock — 500,000 $.01 par value, 47,560 outstanding)
Class A	4,412
Class B	579
Class C	488
Institutional Class	42,081

Net Asset Value:
Class A - Redemption price per share	$ 19.82
Class B - Offering price per share (a)	$ 19.52
Class C - Offering price per share (a)	$ 19.54
Institutional Class - Offering and redemption price per share	$ 19.82
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$ 20.92

Cost of investments	$815,542

(a)Redemption price for Class B and Class C shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE PERIOD INDICATED
(Amounts in thousands)

Six Months Ended 12/31/06(a)
INVESTMENT INCOME:
Dividend income	$ 9,964
Dividend income from affilates (b)	562
Foreign taxes withheld	(6)
Total investment income	10,520

EXPENSES:
Investment advisory fees	2,170
Business management fees	760
Distribution fees:
Class A	103
Class B	39
Class C	33
Shareholder servicing fees:
Class A	103
Class B	13
Class C	11
Institutional Class	383
Transfer agent fees	67
Auditing and legal fees	35
Custodian and accounting fees	18
Directors’ fees	21
Postage, stationery and supplies	9
Reports to shareholders	19
Registration and prospectus expenses	63
Other	58
Total expenses	3,905
Less amounts waived	(848)
Net expenses	3,057
Net investment income (loss)	7,463

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from investments	28,690
Change in net unrealized appreciation (depreciation) on investments	83,744
Net realized/unrealized gains (losses)	112,434
Change in net assets resulting from operations	$119,897

(a) Unaudited. (b) Includes reimbursement of investment advisory and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months Ended 12/31/06(a)	Six Months Ended 6/30/06 (b)	Year Ended 12/31/05
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 7,463	$ 7,146	$9,354
Net realized gain (loss)	28,690	9,340	12,255
Change in net unrealized appreciation (depreciation)	83,744	18,031	7,119
Change in net assets resulting from operations	119,897	34,517	28,728

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,087)	—	(712)
From net realized gains	(2,056)	—	(1,301)
Class B
From net investment income	(95)	—	(30)
From net realized gains	(269)	—	(145)
Class C
From net investment income	(78)	—	(25)
From net realized gains	(225)	—	(139)
Institutional Class
From net investment income	(13,559)	—	(8,135)
From net realized gains	(19,508)	—	(9,813)
Total distributions to shareholders	(36,877)	—	(20,300)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	60,797	104,694	586,691

NET ASSETS:
Change in net assets	143,817	139,211	595,119
Beginning of period	798,610	659,399	64,280
End of period	$942,427	$798,610	$659,399

Accumulated undistributed (distributions in excess of) net investment income	$66	$7,422	$453

(a) Unaudited.
(b) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.

	Six Months Ended 12/31/06 (a)	Six Months Ended 6/30/06 (b)	Year Ended 12/31/05
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$ 7,022	$ 11,204	$ 36,428
Dividends reinvested	2,765	—	1,751
Cost of shares redeemed	(7,603)	(12,175)	(7,504)
Change in net assets from Class A capital transactions	$ 2,184	$ (971)	$ 30,675
Class B
Proceeds from shares issued	$ 1,520	$ 1,663	$ 8,289
Dividends reinvested	338	—	162
Cost of shares redeemed	(955)	(904)	(755)
Change in net assets from Class B capital transactions	$ 903	$ 759	$ 7,696
Class C
Proceeds from shares issued	$1,243	$927	$8,054
Dividends reinvested	249	—	134
Cost of shares redeemed	(819)	(1,121)	(446)
Change in net assets from Class C capital transactions	$673	$(194)	$7,742
Institutional Class
Proceeds from shares issued	$80,964	$113,140	$568,687
Issued in-kind (see Note 6)	—	46,061	—
Dividends reinvested	30,721	—	17,305
Cost of shares redeemed	(54,648)	(54,101)	(45,414)
Change in net assets from Institutional Class capital transactions	$57,037	$105,100	$540,578

SHARE TRANSACTIONS:
Class A
Issued	371	628	2,153
Reinvested	140	—	102
Redeemed	(401)	(687)	(439)
Change in Class A shares	110	(59)	1,816
Class B
Issued	82	95	499
Reinvested	17	—	10
Redeemed	(51)	(51)	(45)
Change in Class B shares	48	44	464
Class C
Issued	66	53	482
Reinvested	13	—	8
Redeemed	(44)	(64)	(26)
Change in Class C shares	35	(11)	464
Institutional Class
Issued	4,224	6,410	33,605
Issued in-kind (see Note 6)	—	2,620	—
Reinvested	1,559	—	1,007
Redeemed	(2,857)	(3,044)	(2,657)
Change in Institutional Class shares	2,926	5,986	31,955

(a) Unaudited.
(b) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating perfomance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)
Class A
Six Months Ended December 31, 2006 (d)	$17.95	$0.13	$ 2.47	$ 2.60	$(0.25)	$(0.48)	$(0.73)	$19.82	14.56%	$87,461	1.08%	1.34%	1.24%	36%
January 1, 2006 to June 30, 2006 (e)	17.15	0.13	0.67	0.80	—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)	17.00	17.14	43,255	1.44	0.88	1.62	41
Year Ended December 31, 2003	15.48	0.10	4.86	4.96	(0.10)	(3.72)	(3.82)	16.62	32.63	39,014	1.41	0.64	1.65	61
Year Ended December 31, 2002	20.86	0.06	(2.63)	(2.57)	(0.06)	(2.75)	(2.81)	15.48	(12.54)	31,796	1.46	0.42	N/A	51
Year Ended December 31, 2001	28.05	0.02	(4.28)	(4.26)	(0.02)	(2.91)	(2.93)	20.86	(15.31)	51,253	1.39	0.09	N/A	14

Class B
Six Months Ended December 31, 2006 (d)	17.66	0.07	2.44	2.51	(0.17)	(0.48)	(0.65)	19.52	14.26	11,297	1.58	0.84	1.74	36
January 1, 2006 to June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)	16.77	16.14	384	2.26	0.15	2.41	41
Year Ended December 31, 2003	15.40	(0.01)	4.78	4.77	—	(3.72)	(3.72)	16.45	31.56	98	2.14	(0.08)	2.38	61
Year Ended December 31, 2002 (f)	20.86	(0.08)	(2.63)	(2.71)	—	(2.75)	(2.75)	15.40	(13.21)	14	2.45	(0.40)	N/A	51

Class C
Six Months Ended December 31, 2006 (d)	17.67	0.07	2.44	2.51	(0.16)	(0.48)	(0.64)	19.54	14.28	9,546	1.58	0.84	1.74	36
January 1, 2006 to June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 to December 31, 2005 (f)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Six Months Ended December 31, 2006 (d)	17.98	0.16	2.49	2.65	(0.33)	(0.48)	(0.81)	19.82	14.83	834,123	0.64	1.78	0.84	36
January 1, 2006 to June 30, 2006 (e)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005 (f)	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d) Unaudited.
(e) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(f) Commencement of operations.

N/A - not applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (Unaudited)
(Amounts in thousands)
1. Organization
The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B and C shares provide for a contingent deferred sales charge. Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in its preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market will generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Fund will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors ("Directors"). Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Directors. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Directors, the Fund applies fair value pricing on a daily basis except for North American, South American, Central American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing services use statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rate in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C. Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows (amounts in thousands):
Federal income tax cost of investments.................................................................................	$815,542

Gross unrealized appreciation on investments..........................................................................	$128,835
Gross unrealized depreciation on investments..........................................................................	(5,037)
Net unrealized appreciation on investments............................................................................	123,798

D. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for investments in real estate investment trusts. Permanent book and tax basis differences have been reclassified among the components of net assets.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such service is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.50%. The Adviser waived fees as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. Advisory and shareholder servicing fees are waived and/or reimbursed from such funds in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law. The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2006 was $12.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group Incorporated, performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. The Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Directors have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C. In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the six months ended December 31, 2006, the Distributor received the following amounts: Class A — $103, Class B — $39 and Class C — $33. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group Incorporated, parent company of WMC, earned $19 on its retail sales of shares of the Fund and Distribution Plan fees.

D. Shareholder Service Fees — The Fund entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A (Class A fee began May 1, 2005), Class B and Class C and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediar-ies who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees — JPMorgan Chase Bank, N.A. provides portfolio custody and fund accounting services for the Fund. Compensation for such services is presented in the Statement of Operations as Custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. The custodian fee was not reduced by these credits during the year.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total operating expenses for Class A, Class B, Class C and the Institutional share Class (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59%, and 0.65%, respectively, of the class’s average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other Share Class expenses. The contractual expense limitation agreements were in effect for the six months ended December 31, 2006. The expense limitation percentages are due to expire October 31, 2007, but may be extended. For the six months ended December 31, 2006, the Fund’s service providers contractually waived fees for the Fund as follows: Business Manager — $434, Shareholder Servicing Agent — $414. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. The Fund may use related party broker-dealers. For the six months ended December 31, 2006, the Fund incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions
The Fund made purchases of investment securities, other than short term securities, of $315,615 and sales of $303,433 during the six months ended December 31, 2006.

5. Concentration and Indemnifications
From time to time, the Fund’s investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities of behalf of these shareholders could impact on the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not had any such claims in its past.

6. Transfers-In-Kind
For the six months ended June 30, 2006, certain shareholders of the Fund purchased Institutional Class Shares and the Fund received portfolio securities from a fund affiliated with the Adviser primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities in the amount of $46,061 were transferred at market value on January 6, 2006 to the Fund in exchange for Institutional Class Shares.

7. Other
In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied no later than the first periodic report containing financial statements after this date. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds website at www.jpmorganfunds.com.
Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund(a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Cyrus A. Ansary, 73 Chairman of the Board (Independent and Non-Executive)	1985	President, Investment Services International Co.,LLC (private investment company for various operating entities)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Daniel J. Callahan III, 74	2001	Vice Chairman and Treasurer, The Morris & Gwendolyn Cafritz Foundation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
R. Clark Hooper, 60	2005	President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President - Policy and Oversight, NASD	American Funds Group (18 portfolios)
James C. Miller III, 64	2001	Senior Advisor, Blackwell Sanders Pepin Martin LLP; Former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); Former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; FLYi, Inc.; and Washington Mutual Investors Fund
Katherine D. Ortega, 72	2003	Former Treasurer of the United States	The American Funds Tax-Exempt Series I; The Kroger Co.; Rayonier Inc.; and Washington Mutual Investors Fund
J. Knox Singleton, 58	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 70 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 61 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
(a) Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b) This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.
(c) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)
Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton 39, Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Burton L. Raimi 68, Secretary	2005	Vice President and General Counsel, Washington Management Corporation; Shareholder, Law Offices of Burton L. Raimi, P.A. (2003-2005), and McCaffrey & Raimi P.A. (1994-2003)
Stephen Hartwell 91, Executive Vice President	1985	Chairman, Washington Management Corporation
Lois A. Erhard 54, Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler 40, Assistant Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; Former Specialist, Fund Administration, Pacific Investment Management Company
Ashley L. Shaw ** 37, Assistant Secretary and Assistant Treasurer	2000	Vice President and Assistant General Counsel, Washington Management Corporation
J. Lanier Frank 45, Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation

*Officers of the Fund hold office until their resignation, removal or retirement. **Ashley L. Shaw is the daughter of James H. Lemon, Jr.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,145.60	$5.84	1.08%
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class B
Actual	1,000.00	1,142.60	8.53	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class C
Actual	1,000.00	1,142.80	8.53	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Institutional Class
Actual	1,000.00	1,148.30	3.47	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585©

JPMorgan Chase & Co., 2006 All rights reserved. December 2006

SAN-VO-1206

Item 2 - Code of Ethics

Not applicable to this filing.

Item 3 - Audit Committee Financial Expert

Not applicable to this filing.

Item 4 - Principal Accountant Fees and Services

Not applicable to this filing.

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant

Item 6 - Schedule of Investments

The schedule is included in the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)	Not applicable to this filing.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By
/s/ Jeffrey L. Steele, President and PEO

Date: March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Jeffrey L. Steele, President and PEO

Date: March 1, 2007

By
/s/ Michael W. Stockton, Vice President and Treasurer

Date: March 1, 2007